FINANCIAL (EXPENSES) INCOME, NET	12 Months Ended
Dec. 31, 2013
Other Income and Expenses [Abstract]
Other Nonoperating Income and Expense [Text Block]
NOTE 10:-	FINANCIAL (EXPENSES) INCOME, NET

			Period of inception
			(February 5, 2007)
	Year ended December 31,		through December 31,
	2013	2012	2013
Financial income	$-	$-	$6
Financial (expenses)	(4)	(2)	(14)
Exchange rate differences income (loss)	(33)	16	(73)
	$(37)	$14	$(81)